UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                    Madison Harbor Balanced Strategies, Inc.
                    Edward M. Casal, Chief Executive Officer
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2010

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2009

ITEM 1.    REPORTS TO SHAREHOLDERS.

ITEM 1. REPORTS TO SHAREHOLDERS.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.

                                                                      Managed by

                                                          (AVIVA INVESTORS LOGO)

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

                                                              Semi-Annual Report

                                                              September 30, 2009


                                   (GRAPHIC)

Our Adviser's Mission

Progressiveness

Being progressive is having a vision of the future, encouraging innovation and improvement, and championing continuous learning. It is about leading the industry by listening and responding to customers and keeping ahead of the competition.

Integrity

Integrity is behaving in a way consistent with professional and ethical standards. It is being open, honest and keeping commitments, taking personal responsibility for what we say and do. It is about earning trust and respect through honesty and fairness.

Performance

Performance-driven is having clear goals and achieving them by everyone working towards them in an efficient manner.

Teamwork

Teamwork is the lifeblood of Aviva. It means commitment to a common vision and objectives, depending on one another, pulling together and sharing knowledge and learning. It is creating a sense of community and belonging in how we operate as a business. It means taking pride in Aviva's achievements.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund").

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Table of Contents

Letter to Shareholders                                                         1
Our View                                                                       4
Your Portfolio                                                                 9
Manager Highlights                                                            13
Consolidated Financial Statements (UNAUDITED)
   Consolidated Statement of Assets and Liabilities                           15
   Consolidated Schedule of Investments                                       16
   Consolidated Statement of Operations                                       17
   Consolidated Statements of Changes in Net Assets                           18
   Consolidated Statement of Cash Flows                                       19
   Consolidated Financial Highlights                                          20
   Notes to Consolidated Financial Statements                                 21
Primary Strategies Implemented by Underlying Funds                            31
Private Equity Funds and J-Curve                                              32
Management Team and Independent Directors                                     33

Letter to Shareholders

November 18, 2009

Dear Shareholders,

Through mid-November, we can safely say that 2009 has been one of the most difficult years for US commercial real estate in recent memory. Fundamentals and valuations have continued to deteriorate, even in the face of signs that the broader US economy seems to be bottoming and international markets, such as the UK and China, seem to be heating up again. Domestic transaction volumes have posted year-over-year record lows, reflecting an ongoing stalemate between buyers and sellers. While some of our funds are struggling with debt maturity and working capital issues, reflecting broader market distress, others are sitting on considerable dry powder earmarked for deployment into what may be shaping up to be the most attractive acquisition environment in many years. Remarkably, three of our funds which are either near or at the end of their investment periods are still on track to produce strong returns, despite considerable market stress. While we remain disappointed with the portfolio's value declines, and with the managers who assumed outsize risk, we continue to believe that the Fund has benefitted from diversification and defensive investment strategies.

The capital market picture this quarter continues to illustrate the disconnect between public and private real estate markets with the former again posting strong results. At third quarter end, the S&P 500 index was up 15.6%, which, on the heels of its 15.9% gain in the second quarter, is the best back-to-back quarterly rally since the first and second quarter rally in 1975. The NAREIT U.S. Real Estate Index (the index tracking public real estate investment trusts) gained 31.5% in the same time period, the strongest quarterly showing in the Index's 37 year history and its second straight quarterly record-setting performance(1). Private market performance, however, was considerably weaker, though some positive trends are emerging. The NCREIF Index (the appraisal-based index for private real estate) fell by 3.3%, a better showing than last quarter's 5.2% loss and the third consecutive quarter in which the rate of decline has slowed. The NCREIF Index posted a peak loss rate of 8.3% in the fourth quarter of 2008(2). An alternate and often preferred index for private real estate, the MIT Transactions-Based Index (the index tracking prices of properties sold from the NCREIF Index database), increased 4.4% in the third quarter(3). This is the first quarter of growth for the MIT price index in seven quarters and, importantly, it come on the heels of an 18% loss in the second quarter, the worst in the Index's 25 year history.

Despite significant value declines, the Fund continues to perform well versus the MIT price index. The Fund's net asset value declined by 8.0% this quarter to $703.54 per share and is now 31.2% below its September 2007 peak. By contrast, the MIT price index is down 36.4% from its peak. Moreover, the Fund's returns include the effects of leverage at the underlying fund level - which compounds price movements, although this effect is offset in part by the Fund's cash and short-term investments position. The MIT index assumes no leverage at the property level.

----------
(1)    National Association of Real Estate Investment Trusts, www.nareit.com

(2)    National Council of Real Estate Investment Fiduciaries, www.ncreif.com

(3) MIT/CRE Transactions-Based Index (TBI) of Institutional Commercial Property Investments Performance , http://web.mit.edu/cre/research/credl/tbi.html

In the near term, we expect US commercial real estate fundamentals and values to continue weakening, due to mounting job losses (now in excess of 7.5 million since December 2007) and the effect of deleveraging on the consumer and businesses. Globally, we remain skeptical of the recoveries that appear to be underway, particularly in the UK but in China as well. Going forward, we believe that real estate will continue to suffer until investors grow confident that improvement in the macro situation is at hand.

The Fund

Below, as well as in the YOUR PORTFOLIO section of this report, we discuss the valuation exercises we have undertaken in an attempt to reflect the current conditions in the marketplace as well as specific issues with regard to each underlying fund. We continue to monitor each fund closely.

By the end of the third quarter, 71% of the Fund's total commitments had been drawn (an increase of less than one percentage point from last quarter), with the balance still available for investment. 23% of total commitments is earmarked for three funds still in their investment periods and thus poised to exploit market distress. The remaining 6% of Fund commitments is expected to be called to reduce maturing debt and fund working capital obligations.

The consensus among our managers, all of whom we met or spoke with during the quarter, is that real estate market conditions remain extremely challenging. Across the portfolio, managers are allocating significant time to balance sheet management, tenant retention and lease-up as well as maximizing the profitability of existing assets. Certain of the underlying funds are facing more challenges than others. In the YOUR PORTFOLIO section, we note the issues facing Barrow Street, Keystone, Legacy I, Legacy II, RREEF III and Transwestern, including near term debt maturities, potential recapitalization needs, working capital shortfalls and exposure to troubled asset classes. Of note and as discussed in YOUR PORTFOLIO, one of our managers, Keystone, informed us in the third quarter of a projected working capital shortfall, due to the increased cost of tenant improvements. Fresh capital will likely be required to meet the funding gap.

Minimal distributions were received in the third quarter, reflecting market dislocation and the need for managers to reserve cash to pay down debt and fund tenant improvements. As such, dividend distributions are unlikely in the near term. We also note that, with virtually all the Fund's capital committed, our interests in those underlying funds needing fresh capital could face dilution if the Fund cannot fund its pro rata share of any recapitalization equity raised.

Valuation

Portfolio valuation is a primary issue for any investment manager today, particularly in the private equity world, where there are no listed prices for the majority of the securities we own. In the commercial real estate sector, transaction volumes have declined precipitously, leaving precious little data for analysts to rely upon. Nevertheless, under U.S. generally accepted accounting principles (U.S. GAAP) your Fund is required to present the value of its investments at "Fair Value" as of the date of our report.

By necessity, we set the Fund's net asset value each quarter based initially on the most recent net asset value information provided to us by each of the underlying fund managers, usually for the prior quarter. This quarter lag presents a manageable valuation issue during "normal" times. With the precipitous economic and capital market declines taking place since mid-2008, we have found it necessary to undertake additional analysis and deliberation and to make significantly greater valuation adjustments than have been made in prior quarters.

As always, we began with the latest net asset value and other financial information available for each fund, primarily second quarter financials. We then reviewed the activities of each fund including redevelopment, leasing and refinancing status. Thereafter, on a case-by-case basis we determined whether it would be prudent, and necessary under U.S. GAAP, to make a valuation adjustment to the latest net asset value provided by each manager. The adjustments fell into three categories: cases where we believed (a) that the fund's distributions would be diminished and/or delayed due to economic conditions; (b) that the valuations of the existing portfolios of the funds had diminished; and, (c) where near-term refinancing is necessary, and there is some probability that a recapitalization would result in dilution to the existing equity ownership.

For this latest quarter, we reduced the valuations of 13 of our 14 underlying funds by a total of $0.7 million, which is in addition to underlying manager reported declines totaling $1.7 million, and brings our running total adjustment to $5.3 million. If we had not made these adjustments, the NAV of the Fund would be higher by 18.4%. In the future, we will continue to determine whether to create, increase, decrease or maintain an adjustment for each underlying fund in order to provide you with our best estimate of the net asset value of the Fund.

Outlook

We continue to believe that the balance of 2009 and the first half of 2010 will be extremely difficult financially, particularly for real estate investors. Fortunately, the Fund has committed but undrawn capital for new investments and was, by-and-large, invested in defensive strategies. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that we believe offer an attractive balance of risk and reward to assist our shareholders toward their long-term investing goals. We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.

Sincerely,


/s/ Edward M. Casal                     /s/ Russell H. Bates

Edward M. Casal                         Russell H. Bates
Chairman and                            Executive Vice President
Chief Executive Officer

Our View
Thoughts from the Global Real Estate Multi-Manager Team

3Q 2009

Errors: Portals of Discovery*

Sunday, September 20, 1964, 31 years to the day that the Pittsburgh Steelers were soundly defeated in their first ever football game by the New York Giants, the Steelers were still seeking revenge. By the second quarter of the game, the Giants had stormed to a 14 - 0 lead. New York had the ball deep in its own territory when legendary Hall of Fame quarterback Y. A. Tittle dropped back to pass. At the moment when Tittle was about to release the pass, John Baker, Pittsburgh's 6-7, 280-pound defensive end, drilled Tittle's right side, knocking Tittle's helmet off, cracking his sternum, pulling his rib-cage muscles and causing a concussion. The ball floated aimlessly into the arms of Steelers' tackle Chuck Hinton, who waltzed into the end zone from eight yards out.

As the Steelers were celebrating their defensive touchdown, Morris Berman, a Pittsburgh Post-Gazette photographer, captured the bruised and battered Tittle kneeling in the end zone, helmet off and blood trickling down from his famously-bald head. That play turned the game around - the Steelers won 27 - 24.

                                   (GRAPHIC)

The picture reminds us of the look (or at least the feel) of most real estate investment managers today. While the last period looked fairly good, the current turn of events is not so pretty: values are down, lenders want their loans repaid, tenants have all the leverage and equity partners no longer cut any slack.

Then again, there is much to learn in defeat, if we can summon the will and courage to look within.

In this quarter's Our View, we first lend you our seats to review a few quotes we've excerpted from the second quarter reports of fund managers we are invested in, so you can read, without interpretation, a bit of what our underlying managers are saying. Second, we focus in on a few key take-aways from the current downturn that may lead to greater risk mitigation going forward.

Who needs commentary?

NBC made history with the first announcer-less telecast of a National Football League game between the New York Jets and Miami Dolphins on December 20, 1980. As we reviewed this quarter's financial reports of real

----------
*    WITH THANKS TO JAMES JOYCE, THE IRISH WRITER OF THE 1800S, WHO IS QUOTED AS
     SAYING: "A MAN'S ERRORS ARE HIS PORTALS OF DISCOVERY."

estate private equity funds worldwide, it occurred to us that letting you sit in our field-level seats, without embellishment or analysis, might provide more information than any commentary on the state of the commercial real estate markets that we might provide.

In the spirit of the announcer-less game, the quotes below (transcribed without source to ensure confidentiality) should allow you to feel the game, up close and personal. We believe that real estate managers are finally coming to the realization that the markets have changed and that the work required to recover value will be intense. Please note that these quotes are not meant to be comprehensive but rather to convey a sense of the tone of the market.

     - "Values have dropped to 1997/1998 levels in many markets. This is 30-40% below 2008 values."

     - "Rising vacancies, falling rents and capital constraints are expected to have a significant impact on U.S. commercial delinquency rates."

     - "Tighter underwriting standards, declining cash flow and plummeting asset values mean that many of the loans coming due will be impossible to refinance without 'substantial equity injections.'"

     - "While we believed the [last quarter's] write down was conservative, we are making an additional write down this quarter due to further deterioration in market conditions including increased space availability, anemic demand, continuing rental rate compression, and tenant distress."

     - "...world economies continue to struggle with the effects of the banking collapse. These effects manifest themselves in geometric fashion in the real estate industry. Not only is the effect felt from reduced demand for space from corporate users whose businesses are stressed, but the property industry itself, which is so capital intensive, suffers further from the combined effects of the banking turmoil, Wall Street/CMBS disappearance, and the lack of liquidity in the marketplace."

     - "The debt markets have not improved, but thankfully they have not worsened either. In fact, banks are making motions of being back in business. We take these overtures lightly because bank executives would rather have their "street" lenders talking about being back in business than really being back in business."

     - "Either in conjunction with what you have read or despite what you have read, the demand for space has not been this poor in nearly 20 years. While historically industrial assets have had only modest decreases in vacancy and rents, this recession is a notable and unwelcome exception."

     - "The CMBS process takes a bit longer and more uncertain considering the agents who manage the securitizations make more money from the fees than the recovery of their first loss debt."

     - "Significantly weakened operating results beginning in the second half of 2008 which have extended into 2009, together with tight liquidity at [the Company], resulted in the Company's decision not to make certain interest payments due on unsecured notes of the Company beginning in February 2009."

     - "During the quarter ended March 31, 2009, a member of a lending syndicate defaulted on its obligation to fund the remainder of its share of a syndicated construction loan to finance the...development being undertaken by a joint venture in which the Partnership is a significant partner."

     - "No new assets were added this quarter, in recognition of management's interest in caution."

     -    "No assets [mezzanine loans] paid off in the first quarter."

     - "As you know, we have maintained a bearish outlook in this sector for some time. The consumer slow down we have been expecting appears to be in full swing. To reiterate our strategy here, we look to strictly limit retail and to invest only in "necessity retail" or retail in the primary shopping projects in a given sub-market."

You get the point...real estate investment performance in 2009 has been extremely poor on all levels. In particular, strategies dependent on high leverage or a robust consumer appetite (retail, hotels, condos, land for homebuilding, etc.) are suffering badly. Even historically defensive sectors (rental apartments and warehouse industrial) have been hurt, although to a lesser extent.

Let's go to the video tape...

Overall, as of mid 2009, the market has gotten the better of many in the industry. What we find, however, is that, as in most endeavors other than sports, losses are not absolute but are instead relative. In many cases, the investments with the most massive losses resulted from aggressive operating and/or financing strategies.

As portfolios are reviewed, we believe that the most value add from this year's challenging environment may result from frankly assessing past investment decisions. While our investor meetings lead us to believe that many are taking stock of their portfolios by assessing damage and considering alternatives, we wonder how many are stepping back far enough to see the source of some of today's problem.

For example, today, all too often, performance reviews seems to focus on what real estate managers did wrong or why investment structures failed. We wonder, however, if such reviews perhaps overlook the fact that some investment strategies were themselves fundamentally flawed. Similarly, at the market's recent peak, assessments of why investment performance had been so strong were often glossed over (hint: tons of leverage and declining capitalization rates, both of which were unsustainable). Going forward, we believe that focusing on return attribution is essential.

In our view, reviews of past investment decisions should be comprehensive, which we believe often includes, but should not be limited to, discussion on the following three potential root causes of poor investment performance: (1) appropriately defining the investment decision task, (2) allocating sufficient resources to the task and (3) not relying on ineffective oversight.

Defining the investment decision task

Volumes have been written about investment analysis, and yet, investors often define investment analysis as conducting due diligence, which is defined as follows:

Due Diligence: 1. An investigation or audit of a potential investment. Due diligence serves to confirm all material facts in regards to a sale. 2. Generally, due diligence refers to the care a reasonable person should take before entering into an agreement or a transaction with another party.

All too often, what's left out of due diligence is any ACTUAL ANALYSIS. Typically, lists of questions are sent out to potential managers, track records reviewed, and team member biographies compiled. A meeting with a manager may be held and then a memo is written and investment commitments are made.

We view the analytical mission of due diligence as having three key components that involve many interrelated and probing areas of inquiry, which ultimately facilitate judgment. Just as these components can be applied prospectively, they can also be applied retrospectively:

1. Did the investment strategy make sense in light of the current economic environment?

Successful long-term investing involves risking capital in strategies that have a high probability of providing an attractive return given a macroeconomic environment that can reasonably be expected to play out. In particular, investors should be wary of strategies having exhausted tenant demand or having attracted so much capital as to be priced unattractively at this point. While none of us has a crystal ball, we must take a stand and position portfolios as we see appropriate.

Given the extraordinary events of the recent past, we should all be reviewing our investment memos from 2005 to 2008 including our assumptions on the macro-economic environment. While none of us are immune from investment mistakes and it can be painful to check the files, the learning experience is well worth the effort.

2. Was the manager/operator capable of executing the desired strategy in this environment?

Understanding a manager's capabilities is no easy task; luck and talent are often confused. In 2007, virtually every manager that came calling had a wonderfully successful track record. So what. Understanding how returns were generated and assessing cautiously whether given strategies are repeatable is imperative. But attribution of past returns requires digging, asking for data, visiting properties, reference checking, etc. This information simply can't be found in any standard questionnaire.

A manager's expertise must also be match the current environment and strategy being pursued. Today's investment negotiations involve investment professionals representing lenders (primarily banks, insurance companies and CMBS special servicers), institutional investors and real estate operators. They are negotiating values, cash distribution priorities and default provisions - a far cry from the time when zoning, construction and project management were at the forefront of every deal. Understanding who really is sufficiently experienced and strategically positioned to undertake the next round of value creation is critical.

3. Was the investment structure appropriate (including decision-making responsibility, liquidity provisions, fees, legal, tax, etc.)?

Today, many are questioning whether they should continue investing in commingled fund structures, wondering instead whether joint ventures or "club" deals would have resulted in better investment performance. This is where the videotape review should be most helpful. We believe that careful review may yield that the problems did not arise from fund structures but rather from investment strategies that didn't fully contemplate global macro-imbalances. Perhaps the structures didn't kill the investments; perhaps the strategic investment decisions did. Review the tapes carefully!

Allocating sufficient resources to the investment task

In reviewing the videotape, we suggest taking a wide-angle view in order to capture all the action. It may be the case that there were far too few resources allocated to investment decision making. Why do we say this? Because it's difficult to understand how one investment professional can implement and manage 20+ investment strategies and relationships.

Institutional investors are finding themselves increasingly constrained due to decreased budgets and increasing demands on existing staff. We wonder how Boards of Trustees agree to commit only a few people (sometimes only one!) to the entire real estate asset class (or sometimes all alternatives) when selecting and managing investments is such an extremely complex task.

In hindsight, the abundance of fundraising over the past five years raises a concern about how much analysis went into decision making. With valuations approaching all time highs, economic recovery well advanced and significant global imbalances, why were so many aggressive investments made?

Over-reliance on ineffective oversight

Related to the resource issue, one area where we think funds could use significant improvement is the use of advisory boards. We're beginning to wonder if advisory boards are failing their purpose - partially because many board members are burdened with an overwhelming number of board memberships and other investment and management tasks, making them unable to stay up to date with fund developments and fully understand the issues.

In some cases fund advisory boards may be worse than no board at all, as fund managers may use the presence of an inactive board as a crutch while smaller investors are relying on the larger ones to lead the way

Recommendation

From reviews of our own videotape and discussions with many others in the industry, we have three clear recommendations that we believe should be considered to improve investment performance.

Defining the Investment Task - Thoughtful investment decisions are rarely the result of having asked the "killer" due diligence question. They result from careful analysis and consideration of an opportunity's risk and return attributes, which takes extensive time and effort. A reexamination of our investment processes and augmentation of independent analysis, considering macroeconomic, organizational, strategic, value and structural elements are likely to improve long-term results.

Resource Allocation - Boards of Trustees should seriously consider whether they have allocated sufficient human capital to undertake the analysis required of complex investment decisions. Options include pursuing a less ambitious investment policy, augmenting internal staff and outsourcing investment decisions beyond the in-house team's experience or capacity.

"THE QUALITY OF A PERSON'S LIFE IS IN DIRECT PROPORTION TO THEIR COMMITMENT TO EXCELLENCE, REGARDLESS OF THEIR CHOSEN FIELD OF ENDEAVOR."

                                                                  Vince Lombardi

Advisory Boards - Serious consideration should be given to either (a) designating a lead advisory board member who will commit to focus on the issues for the benefit of all, or (b) institute an independent (and paid) board structure.

Conclusion

Like Y. A. Tittle and the New York Giants of 1964, commercial real estate investors are on the losing end this year. The quotes above tell how the game is playing out worldwide. Managers who accept their defeats and own their decisions tend to grow from their experiences - as Tittle did when he created Tittle Insurance and Financial Services, where he proudly displays the famous photograph.

In the near term, investors and managers should conduct forensic analysis to understand thoroughly where portfolios did well and where they didn't. Little is learned in bull markets - much is learned at times like these. We are active in this task and look forward to exchanging ideas with many of you. The lessons are out there - let's hope we all pay attention. If we do, future investment performance may improve as a result.

Your Portfolio+

As of September 30, 2009, our underlying funds have drawn 71% of the Fund's capital commitments. Undrawn commitments remain invested largely in short-term government sponsored mortgage backed securities with the goal of capital preservation and moderate income production.

Due to the quarterly lag inherent in fund of funds reporting, this report is primarily based on valuations presented in our underlying funds' second quarter financial statements, which do not account for any further value deterioration in the third quarter. In addition to the quarterly lag, U.S GAAP accounting rules require us to adjust manager carrying values to our estimation of fair value. Through last quarter, our cumulative $4.6 million downward adjustment to the Fund's net asset value reflected our view that stress on market fundamentals, due to capital market illiquidity and a challenging economic environment, had further eroded asset values. This quarter we increased our downward adjustment by $0.7 million, bringing the total to $5.3 million, as downside risks, including anemic tenant demand, maturing debt and liquidity gaps, continue to stress real estate values.

We had in-person meetings with five managers during the second quarter (Exeter, Keystone, RREEF, Thor and Transwestern) and conducted calls with each of the others. The consensus among our managers is that the real estate market remains extremely challenging and across the portfolio, managers are allocating significant time to balance sheet management, tenant retention and lease-up as well as maximizing the profitability of existing assets. In the near term, mounting job losses and continued pullbacks in consumer spending will negatively affect leasing and capital values. Once the macroeconomic conditions stabilize, the relative lack of new development, a healthier REIT market and private equity dry powder should help support a moderate recovery in real estate values over the medium term.

The Fund is exposed to a number of risks. Refinance risk, resulting from near term debt maturities, remains the primary risk to the portfolio, making the reduction of debt exposure key for those managers with significant near term maturities. In an environment of declining values, lenders typically require maturing loans to be paid down sufficiently so that the refinanced loan-to-value ratio of the collateralized property is competitive in the current market. For funds with limited liquidity, this has triggered recapitalization needs (as discussed below), which could have a dilutive effect should the Fund be unable to offer its pro rata share of any recapitalization. Other risks to the portfolio include underlying funds' inability to fund working capital requirements, including tenant improvements and leasing commissions, and the inability to secure construction financing. Also of risk is certain underlying funds' exposure to troubled property sectors, including land, for-sale housing and hotels.

Some of the aforementioned risks are particularly acute in the following six funds, which collectively represent $14.3 million, or 34%, of the Fund's total commitments:

- Barrow Street: This fund has significant 2010 debt maturities, including seven loans with total principal values of $240 million or 41% of the fund's total debt. These seven loans had a weighted average LTV of approximately 89% as of June 30, 2009, and will be difficult to refinance, due, in part, to the underlying exposure to land, for-sale housing and hotels.

- Keystone: In the third quarter, the manager projected a working capital shortfall, due to the increased cost of tenant improvements, and will require fresh capital to meet the funding gap. The manager is

----------
+ All information contained within the Your Portfolio section of this report is based on a combination of most recently available data, which, in some cases, is not current quarter data, and manager best estimates.

     actively working with existing investors to gauge whether capital needs could be sufficiently funded by them pro rata to avoid limited partner dilution.

- Legacy I: This fund has significant near term debt maturities with six loans totaling $149 million, or 21% of total fund debt, maturing in 2009, and $363 million, or 51% of total fund debt, maturing in 2010. The manager expects to be granted extensions on its 2009 maturities but acknowledges that refinance risk will become particularly acute in 2010.

- Legacy II: In their December 31, 2008, financials, the external auditors of Legacy II raised a "going concern" consideration, as a result of the expected challenges the fund is facing in meeting a financial covenant on a borrowing facility. The covenant became effective in October 2009 and the fund is in active negotiations with the lending syndicate, which has agreed to rolling 30 day extensions during negotiations. A recapitalization will likely be necessary to pay down existing debt and ensure solvency going forward.

- RREEF: In the third quarter of 2009, RREEF revised the amount of recapitalization equity it expects to seek from $250 million to $100 million based on the progress of its debt restructuring efforts. The manager also reported loan extension "agreements in principle" with secured lenders representing 85% of the fund's secured debt. Based on the most recent available data, 70% of total fund debt matures through year-end 2011, including an unsecured line that is cross-collateralized by certain fund assets. (In July 2008, we submitted a full redemption request for RREEF, our only open-end fund; however, redemptions have been suspended indefinitely. Our investment remains in the redemption queue.)

- Transwestern: Seven of Transwestern's 10 existing investments have loan-to-values at or above 90%, as a result of exposure to troubled asset classes and investment origination underwritten based on peak pricing metrics. Valuation declines, softening fundamentals and near term debt maturities pose significant capital loss risk for these investments, given their low equity subordination and declining coverage ratios.

For the Fund's total portfolio, we have concerns with investments totaling $8.7 million of the $29.9 million that our underlying managers have called, based on most recently available data. Given current credit market conditions, we also continue to monitor our other underlying funds' exposure to refinance risk. Based on the most recently available data, we estimate the portfolio's weighted average share of underlying fund debt and gross investments in real estate, results in a debt to total real estate investments ratio of 71%. The portfolio's share of 2009 and 2010 maturing debt is 16% and 17% of total debt, respectively, and remains concentrated in the underlying funds discussed above.

Although significantly smaller, the portfolio's exposure to troubled mezzanine investments and retail assets is also of concern. Mezzanine investments in aggregate represent only 3% of Fund committed capital on a cost basis. Of the underlying funds' 84 mezzanine investments, 14 assets are currently either real estate owned by the lender or likely to result in capital losses of varying degrees. With regard to retail assets, we are concerned with the long term performance of Thor due to its focus on the retail sector at a time when the US consumer is retrenching. As discussed below, however, Thor is early in its fund life and should be able to perform relatively well, assuming disciplined underwriting and strategy execution.

While a number of underlying funds have felt the brunt of the global financial crisis' effect on the credit markets and real estate fundamentals, a few bright spots remain. Five Arrows, perhaps the Fund's best performer, is on track to meet its originally underwritten returns. The fund's subordinated investments in the capital stack together with its focus on corporate governance have helped shield it from market headwinds.

Also of note, Guardian, with its Washington, DC office exposure, and Harrison Street, with its niche asset focus, are also projected to perform well under the circumstances.

We remain comfortable with the structure of the portfolio due to its diversification (both targeted and achieved), and are actively monitoring the ongoing health of the real estate markets in which we have invested in light of the broader recessionary environment. The following charts detail the portfolio diversification targeted when the Fund was launched:

                      TARGETED GEOGRAPHIC DIVERSIFICATION

                                  (PIE CHART)

Canada,     1%
West,      23%
East,      48%
Midwest,    9%
South,     19%

                         TARGETED ASSET DIVERSIFICATION

                                  (PIE CHART)

Condominium,        2%
Office,            31%
Retail,            17%
Multifamily,       16%
Industrial,        14%
Hospitality,        3%
Self-Storage,       3%
Senior Housing,     4%
Land,               1%
Student Housing,    3%
Medical Office,     3%

Based on the most recent available data, our 14 Underlying Funds' interests in real estate include equity interests in 622 properties, mezzanine loans secured by 217 properties, and five portfolio companies that directly own real estate.

The following charts illustrate the diversification achieved as a percentage of equity investments on a cost basis:

                    ACTUAL GEOGRAPHIC DIVERSIFICATION TO DATE

                                  (PIE CHART)

West,       29%
East,       38%
Midwest,     9%
South,      24%

                      ACTUAL ASSET DIVERSIFICATION TO DATE

                                  (PIE CHART)

Condominium,         2%
Diversified,         5%
Office,             35%
Retail,              8%
Multifamily,        19%
Industrial,         11%
Hospitality,         2%
Self-Storage,        4%
Senior Housing,      6%
Student Housing,     3%
Medical Office,      2%
Land,                3%

In reviewing the portfolio, we note that the Fund has benefitted from a limited exposure to distressed property sectors, such as condominiums, hotels and retail, and a greater exposure to certain niche sectors, such as student housing and self-storage, which should perform well relative to other investments during a downturn and traditionally attract less institutional capital. The portfolio's current construction, with only 7% of invested capital exposed to distressed property sectors on a cost basis, including land (3%), for-sale housing (2%) and hotels (2%), illustrates the decision to avoid these troubled sectors. The Fund's retail exposure is also somewhat insulated from reduced spending given the necessity nature of most of the underlying assets. The portfolio's niche investments, including student housing (3%), senior housing (6%), self-storage (4%) and medical office (2%), represent 15% of invested capital on a cost basis and coupled with multifamily total 34% of invested capital. These investments should perform relatively well, absent near term debt maturities. While the credit crisis is negatively affecting the value of all property types, it is our view that the portfolio is relatively defensive, given its limited exposure to the more troubled sectors.

Capital calls from our underlying managers have continued at a slow pace, with less than 1% of the Fund's commitments drawn during the third quarter. Based on our conversations with managers, we would anticipate that much of the remaining capital will be called to reduce maturing debt in those underlying funds whose investment periods have expired. While this deleveraging will stabilize the portfolio, it will do so at the cost of reducing returns and illustrates the credit crisis' effect on private equity and real estate in general. Three underlying funds, Thor, Urban and Exeter, however, are well positioned to exploit distress with significant dry powder. Thor has called 15% of its capital commitments while Urban and Exeter are 44% and 50% called, respectively. Undrawn commitments of these underlying funds reflect 23% of the total Fund commitments and should produce attractive returns.

As we approach year end, the US economy appears to have experienced the worst of the global financial crisis with some indicators, ranging from GDP growth to stock market returns to REIT recapitalization, forecasting the green shoots of a slow recovery. The outlook for commercial real estate, however, has not improved. As job losses continue to mount (albeit at a slower pace than in prior quarters) the consumer continues to retrench and credit markets remain tight, we expect commercial real estate fundamentals and values to continue in their current path of correction. The Fund, with its exposure to refinance risk, liquidity issues and troubled property sectors, has not been immune to the new market realities. However, we continue to believe that the portfolio's diversification as well as its defensive strategic composition will prove beneficial. We also believe that those funds still in their investment periods should produce improved returns in "the buying opportunity of a lifetime."

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

                                                                                             Strategy         Investment Type
                                                                       Target Fund    ---------------------   ---------------
                                                                            Size      Value
                                                                       ($ millions)   Added   Opportunistic   Equity    Debt
                                                                       ------------   -----   -------------   ------   ------
BARROW STREET REAL ESTATE INVESTMENT FUND III -- Focuses on               $  372        o           X            X        o
middle-market ($5 to $25 million of equity or mezzanine debt)
opportunities that typically are too small for larger opportunity funds and yet too big for local operators. Barrow Street pursues strategies that include: unique commercial and residential
development opportunities; redevelopment and distressed investments;
cyclical repositioning and leasing of existing commercial
properties.

EXETER INDUSTRIAL VALUE FUND -- A value-add fund focusing on              $  357        X           o            X        o
industrial and flex properties in the Eastern U.S. The Fund will implement a lease-up, development or redevelopment strategy in alternative markets to overheated primary markets, such as the
Northeast I-81 corridor over the congested I-95 corridor; affordable
Southeast (Nashville, Memphis, Louisville, Tampa and Orlando) market over Chicago, Indianapolis, Dallas, Atlanta or Miami; and the
growing eastern port markets (Charleston, Norfolk, Jacksonville and
Savannah) benefiting from the overspill from the west coast ports.

FIVE ARROWS REALTY SECURITIES IV -- Makes entity level investments        $  445        X           X            X        X
in operating company platforms that utilize value added strategies.
The Fund provides real estate operating companies with growth capital, financing expertise and hands-on management experience in order to increase the value of the underlying company.

GUARDIAN REALTY FUND II -- Acquires Class B and B+ commercial office      $  114        X           X            X        o
buildings within the Washington D.C. metropolitan area. The Fund targets assets with high potential for value enhancement through repositioning, re-tenanting, refurbishing and intensive hands-on asset management. Target assets are in highly desirable locations and at least 80% leased to high quality tenants with below market rents.

HARRISON STREET REAL ESTATE PARTNERS I -- An opportunistic allocator      $  209        X           X            X        o
fund investing in student housing, senior housing, medical office buildings, self-storage and parking. The Fund will create exclusive joint ventures with local operating partners, streamlining deal flow and providing flexible capital and capital market expertise.
Harrison Street has a team with experience investing in these niche sectors as well as the ability to thoroughly screen best-in-class partners, structure exclusive joint venture partnerships and provide capital market expertise to the partners.

KEYSTONE PROPERTY FUND II -- Acquires underperforming Class C/D           $  150        X           X            X        o
properties at significant market discounts and transforms them through extensive redevelopment into Class B+/A office buildings.
The renovations are typically done while tenants are still in place in order to maintain positive current cash flow.

LEGACY PARTNERS REALTY FUND I -- Invests in office properties in          $  331        X           o            X        o
western markets, primarily Southern California, the San Francisco
Bay area, Denver and Seattle, seeking to acquire properties which have suffered from lack of demand due to the decline in technology investment or which are in need of substantial renovation. The management team at Legacy is the former west coast unit of the
Lincoln Property Company.

Manager Highlights

                                                                                             Strategy         Investment Type
                                                                       Target Fund    ---------------------   ---------------
                                                                            Size      Value
                                                                       ($ millions)   Added   Opportunistic   Equity    Debt
                                                                       ------------   -----   -------------   ------   ------

LEGACY PARTNERS REALTY FUND II --This is the second in a series of        $  457        X           X            X        o
office property funds sponsored by Legacy. The strategy for Fund II is equivalent to Fund I, as described above.

LEGG MASON REAL ESTATE CAPITAL II -- Makes short term loans to real       $  400        X           o            o        X
estate operators that seek significant improvements to their properties' performance as a result of capital improvements, re-
leasing, improved management and re-positioning. This is the fourth real estate debt fund managed by this team. This fund targets the
West, Southwest, Southeast and Mid-Atlantic markets.

PARMENTER REALTY FUND III -- A Miami based real estate investment         $  246        X           o            X        o
company with a history of successful value add investing in office buildings across the southeast and southwestern regions of the U.S.
The Manager makes research driven acquisitions in the office sector and selective acquisitions in the condo/multifamily sector.

RREEF AMERICA REIT III -- An open-ended fund that makes equity            $1,500        X           o            X        o
investments in value added real estate ventures nationwide. The fund' s activities include direct acquisitions, physical
improvements, market re-positionings, active management and sales of well-located apartment, industrial, retail and office properties in major metropolitan markets. The fund also invests in new speculative development projects.

THOR URBAN PROPERTY FUND II - A value-added and opportunistic             $  675        X           X            X        o
operator fund focused on investing in retail and mixed-use assets in urban inner city markets throughout the United States including
Chicago, Philadelphia, Baltimore, Washington D.C., Los Angeles,
Houston, Atlanta, South Florida and Puerto Rico, with an emphasis in
New York City. Thor possesses a unique combination of significant experience in urban retail markets as both an investor and operator, and as a retailer. Thor's investment strategy is built upon a combination of inner city supply and demand imbalance, compelling demographic growth trends and Thor's knowledge of the intricacies of the urban retail environment. Thor will acquire existing assets to implement rehabilitation and repositioning strategies, and
development and redevelopment retail and mixed-use properties in urban locations.

TRANSWESTERN MEZZANINE REALTY PARTNERS II -- Utilizes the vast            $  300        X           o            o        X
network of Transwestern to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis.

URBAN AMERICAN REAL ESTATE FUND II -- Urban American focuses on           $  375        X           o            X        o
workforce housing in urban neighborhoods primarily across the New
York City metropolitan area. Their strategy is built upon the direct relationship between capital expenditures and permissible rental increases in rent regulated apartments, where increases in rents can be achieved through investment in unit and common area upgrades.
Urban American is able to identify single asset and portfolio investments by understanding the required capital improvement and maintenance for each property and by leveraging its strong
reputation in local communities for improving the quality of available housing.

Consolidated Statement of Assets and Liabilities

September 30, 2009 (Unaudited)

ASSETS
   Cash and cash equivalents .................................   $    120,049
   Investments at fair value (cost $40,634,032) ..............     29,013,954
   Receivable for investments sold ...........................        678,788
   Due from Adviser ..........................................        122,500
   Accrued interest receivable ...............................         59,090
   Prepaid expenses and other assets .........................          8,764
                                                                 ------------
      Total Assets ...........................................     30,003,145
                                                                 ------------
LIABILITIES
   Payable for investments purchased .........................        709,163
   Accrued expenses and other liabilities ....................        288,802
   Due to Adviser ............................................        124,961
                                                                 ------------
      Total Liabilities ......................................      1,122,926
                                                                 ------------
NET ASSETS ...................................................   $ 28,880,219
                                                                 ============
Components of net assets:
   Paid-in-capital, par value $0.0001 ........................   $ 41,058,966
   Accumulated net investment loss ...........................       (702,830)
   Accumulated net realized gain on investments ..............        174,536
   Accumulated net unrealized depreciation on investments ....    (11,650,453)
                                                                 ------------
NET ASSETS ...................................................   $ 28,880,219
                                                                 ============
NET ASSET VALUE PER SHARE (41,050 shares outstanding) ........   $     703.54
                                                                 ============

See accompanying notes to consolidated financial statements.

Consolidated Schedule of Investments

September 30, 2009 (Unaudited)

                                                                            Commitment or     Unfunded                  % of Net
                              Description                                     Principal      Commitment      Value       Assets
                              -----------                                   -------------   -----------   -----------   --------
PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS")
   Harrison Street Real Estate Partners I, LP. ..........................    $ 5,277,700    $   693,353   $ 4,829,445     16.72%
   Barrow Street Real Estate Investment Fund III, LP. ...................      4,000,000        390,000     1,930,537      6.68%
   Parmenter Realty Fund III, LP. .......................................      2,500,000        395,793     1,741,480      6.03%
   Exeter Industrial Value Fund, LP. ....................................      5,000,000      2,500,000     1,682,021      5.82%
   Five Arrows Realty Securities IV, LP. ................................      2,000,000        376,132     1,467,915      5.08%
   Legg Mason Real Estate Capital II, Inc. ..............................      1,500,000         75,000     1,304,004      4.52%
   Guardian Realty Fund II, LLC .........................................      1,500,000        303,296     1,161,808      4.02%
   Keystone Property Fund II, LP. .......................................      2,500,000        125,000     1,045,327      3.62%
   Legacy Partners Realty Fund I, LLC ...................................      2,000,000             --       887,526      3.07%
   Urban American Real Estate Fund II, LP. ..............................      5,000,000      2,800,586       805,537      2.79%
   Transwestern Mezzanine Realty Partners II, LLC .......................      1,478,000        113,468       114,953      0.40%
   RREEF America REIT III, Inc.* ........................................      1,500,000             --        90,096      0.31%
   Thor Urban Property Fund II, Inc. ....................................      5,000,000      4,257,223         3,482      0.01%
   Legacy Partners Realty Fund II, LLC ..................................      2,800,000         10,079            --      0.00%
                                                                             -----------    -----------   -----------    ------
      TOTAL PRIVATE EQUITY REAL ESTATE FUNDS (COST $28,688,876) .........    $42,055,700    $12,039,930   $17,064,131     59.07%
                                                                             ===========    ===========   -----------    ------
FIXED INCOME SECURITIES
   FHLB Dated 08/09/05, 4.50%, Due 09/10/10 .............................    $    75,000    $        --   $    77,765      0.27%
   FHLB Dated 11/04/03, 4.25%, Due 11/15/10 .............................         65,000             --        67,600      0.23%
   FHLMC Guaranteed Multiclass Mortgage Participating Certificates: .....                                                  0.00%
   Series 3228, Class PA, Dated 10/01/06, 5.5%, Due 03/15/22 ............      1,258,523             --     1,263,774      4.38%
   FHLMC Series 3149, Class PC, Dated 05/01/06, 6.0%, Due 10/15/31 ......        660,000             --       692,548      2.40%
   FHLMC Series 2687, Class MQ, Dated 10/01/03, 4.5%, Due 10/15/18 ......         29,347             --        30,446      0.11%
   FHLMC Series 2700, Class PD, Dated 11/28/03, 4.5%, Due 02/15/27 ......         27,758             --        28,517      0.10%
   FHLMC Series 2035, Class PA, Dated 09/01/05, 5.5%, Due 09/15/35 ......         12,250             --        13,162      0.05%
   FHLMC Dated 01/05/09, 1.5%, Due 01/07/11 .............................        100,000             --       101,061      0.35%
   FNMA Series 2004-58, Class LJ, Dated 06/25/04, 5.0%, Due 07/25/34 ....        665,955             --       700,327      2.42%
   FNMA Series 2004-99, Class CA, Dated 12/30/04, 5.50%, Due 11/25/34 ...        204,725             --       202,056      0.70%
   FNMA Series 2007-82, Class B, Dated 07/01/07, 5.00%, Due 11/25/33 ....        159,000             --       166,629      0.58%
   FNMA Series 2005-58, Class MA, Dated 06/01/05, 5.50%, Due 07/25/35 ...         69,573             --        74,893      0.26%
   FNMA Series 2007-51, Class PA, Dated 05/01/07, 5.50%, Due 05/25/37 ...         54,071             --        57,897      0.20%
   FNMA Dated 05/19/09, 3.5%, Due 06/03/24 ..............................      1,000,000             --     1,000,000      3.46%
   FNMA Dated 06/10/09, 4.0%, Due 06/10/24 ..............................      1,000,000             --       973,437      3.37%
   FNMA Dated 12/19/06, 4.625%, Due 12/15/09 ............................        850,000             --       857,437      2.97%
   FNMA Dated 06/01/06, 6.50%, Due 07/01/26 .............................        364,261             --       392,553      1.36%
   FNMA Dated 09/01/08, 5.00%, Due 10/01/23 .............................        342,739             --       359,883      1.25%
   FNMA Dated 08/01/08, 5.50%, Due 09/01/23 .............................        225,526             --       238,851      0.83%
   FNMA Dated 05/01/08, 5.50%, Due 06/01/23 .............................        199,143             --       210,909      0.73%
   FNMA Dated 05/01/08, 5.50%, Due 06/01/23 .............................        169,929             --       179,979      0.62%
   FNMA Dated 04/21/09, 5.00%, Due 05/20/24 .............................         87,000             --        86,973      0.30%
   GNMA Series 2008-87, Class BG, Dated 10/01/08, 5.50%, Due 04/20/36 ...        675,000             --       704,643      2.44%
   GNMA Series 2009-79, Class DG, Dated 09/01/09, 4.75%, Due 02/20/39 ...        550,000             --       537,814      1.86%
   GNMA Series 2009-34, Class DA, Dated 05/01/09, 4.50%, Due 03/20/34 ...        494,872             --       515,353      1.78%
   GNMA Series 2004-75, Class NG, Dated 09/01/04, 5.50%, Due 09/20/33 ...        400,000             --       421,630      1.46%
   GNMA Series 2008-63, Class KH, Dated 07/01/08, 5.50%, Due 02/20/37 ...        391,359             --       410,038      1.42%
   GNMA Series 2009-26, Class AB, Dated 04/01/09, 4.50%, Due 07/20/34 ...        246,347             --       256,456      0.89%
   GNMA Series 2008-84, Class JA, Dated 10/01/08, 5.5%, Due 09/20/38 ....        210,000             --       220,061      0.76%
   GNMA Series 2003-40, Class TA, Dated 05/01/03, 4.50%, Due 03/20/33 ...        154,000             --       157,971      0.55%
   GNMA Series 2003-7, Class VT, Dated 01/01/03, 6.00%, Due 12/20/22 ....        129,000             --       134,677      0.47%
   GNMA Series 2003-70, Class TE, Dated 08/01/03, 5.50%, Due 02/20/33 ...         75,000             --        79,843      0.28%
   GNMA Series 2005-7, Class BG, Dated 02/01/05, 5.00%, Due 02/20/32 ....         47,075             --        48,810      0.17%
   GNMA, Dated 10/01/08, 6.00%, Due 10/15/23 ............................        338,802             --       362,949      1.26%
   Western Asset Money Market Fund ......................................        322,881             --       322,881      1.12%
                                                                             -----------                  -----------    ------
      TOTAL FIXED INCOME SECURITIES (COST $11,945,156) ..................    $11,654,136                  $11,949,823     41.40%
                                                                             ===========                  -----------    ------
TOTAL INVESTMENTS AT FAIR VALUE (COST $40,634,032) ......................                                 $29,013,954    100.47%
                                                                                                          ===========    ======

See accompanying notes to consolidated financial statements.

* A redemption request has been submitted for the investment in RREEF America REIT III, Inc., however that fund has suspended redemptions for an indefinite period. The Fund remains in the redemption queue.

Consolidated Statement of Operations

For the six months ended September 30, 2009 (Unaudited)

INVESTMENT INCOME
Interest ..............................................................   $   302,198
                                                                          -----------
   Total investment income ............................................       302,198
                                                                          -----------
EXPENSES
Management fees .......................................................       258,802
Professional fees .....................................................       100,911
Administration fees ...................................................        89,000
Board of Directors' fees ..............................................        23,000
Compliance ............................................................        21,498
Printing expenses .....................................................        27,302
Insurance expenses ....................................................        12,834
Other expenses ........................................................        49,689
                                                                          -----------
   Total operating expenses before reimbursement from Adviser .........       583,036
Reimbursement from Adviser ............................................      (122,500)
                                                                          -----------
   Net operating expenses .............................................       460,536
                                                                          -----------
NET INVESTMENT LOSS ...................................................      (158,338)
NET REALIZED LOSS ON INVESTMENTS ......................................       (57,263)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS ...    (4,221,514)
                                                                          -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $(4,437,115)
                                                                          ===========

See accompanying notes to consolidated financial statements.

Consolidated Statements of Changes in Net Assets

For the six months ended September 30, 2009
and the year ended March 31, 2009

                                                                    SIX MONTHS        YEAR
                                                                      ENDED          ENDED
                                                                  SEPTEMBER 30,    MARCH 31,
                                                                      2009            2009
                                                                  -------------   -----------
                                                                   (Unaudited)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss ...........................................    $  (158,338)   $  (226,622)
Net realized gain (loss) on investments .......................        (57,263)       118,911
Net change in unrealized appreciation (depreciation)
   on investments .............................................     (4,221,514)    (8,323,058)
                                                                   -----------    -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......     (4,437,115)    (8,430,769)
                                                                   -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Capital redemptions ...........................................             --        (35,455)
Return of capital distributions to shareholders ...............             --        (82,170)
                                                                   -----------    -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS .................................             --       (117,625)
                                                                   -----------    -----------
   NET DECREASE IN NET ASSETS .................................     (4,437,115)    (8,548,394)
Net Assets, beginning of period ...............................     33,317,334     41,865,728
                                                                   -----------    -----------
NET ASSETS, END OF PERIOD .....................................    $28,880,219    $33,317,334
                                                                   ===========    ===========

See accompanying notes to consolidated financial statements.

Consolidated Statement of Cash Flows

For the six months ended September 30, 2009 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in assets resulting from operations .........................   $(4,437,115)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
   Net realized loss on investments ......................................        57,263
   Net change in unrealized appreciation (depreciation) on investments ...     4,221,514
   Increase (decrease) in operating assets and liabilities:
      Purchases of investments owned .....................................    (7,481,710)
      Proceeds from disposition of investments owned .....................     7,482,580
      Due from Adviser ...................................................      (122,500)
      Due from Underlying Funds ..........................................        25,718
      Receivable for investments sold ....................................      (678,788)
      Accrued interest receivable ........................................        32,067
      Prepaid expenses and other assets ..................................         9,250
      Due to Adviser .....................................................       108,967
      Payable for investments purchased ..................................       709,163
      Accrued expenses and other liabilities .............................        15,000
                                                                             -----------
      Net cash used in operating activities ..............................       (58,591)
                                                                             -----------
Net decrease in cash and cash equivalents ................................       (58,591)
CASH AND CASH EQUIVALENTS AT:
   Beginning of period ...................................................       178,640
                                                                             -----------
   END OF PERIOD .........................................................   $   120,049
                                                                             ===========

See accompanying notes to consolidated financial statements.

Consolidated Financial Highlights

For the six months ended September 30, 2009,      SIX MONTHS
the years ended March 31, 2009, 2008, 2007 and      ENDED                         YEARS ENDED MARCH 31,             INCEPTION TO
2006 and the period from January 28, 2005       SEPTEMBER 30, -----------------------------------------------------   MARCH 31,
(commencement of operations) to March 31, 2005       2009          2009         2008         2007          2006         2005
                                                ------------- ------------- ------------ ------------ ------------- ------------
                                                 (Unaudited)
PER SHARE DATA (FOR A SHARE OUTSTANDING
   THROUGHOUT THE PERIOD) (1):
   Net asset value, beginning of period ....... $    811.63   $  1,019.00   $  1,012.27  $    988.40  $  1,003.05   $  1,000.00
                                                -----------   -----------   -----------  -----------  -----------   -----------
   Net investment income (loss) ...............       (3.86)        (5.52)         8.31        17.34        13.40          3.05
   Net realized gain (loss) on investments ....       (1.39)         2.90          3.65        (1.05)       (0.33)           --
   Net change in unrealized appreciation
      (depreciation) on investments ...........     (102.84)      (202.75)         3.27        36.10       (14.17)           --
                                                -----------   -----------   -----------  -----------  -----------   -----------
      Total from operations ...................     (108.09)      (205.37)        15.23        52.39        (1.10)         3.05
                                                -----------   -----------   -----------  -----------  -----------   -----------
   Distributions to shareholders from net
      investment income .......................          --            --         (4.80)      (18.70)      (13.55)           --
   Return of capital distributions to
      shareholders ............................          --         (2.00)        (3.70)       (9.82)          --            --
                                                -----------   -----------   -----------  -----------  -----------   -----------
      Total distributions to shareholders .....          --         (2.00)        (8.50)      (28.52)      (13.55)           --
                                                -----------   -----------   -----------  -----------  -----------   -----------
   NET ASSET VALUE, END OF PERIOD ............. $    703.54   $    811.63   $  1,019.00  $  1,012.27  $    988.40   $  1,003.05
                                                ===========   ===========   ===========  ===========  ===========   ===========
Total return(2) ...............................      (13.32%)      (20.15%)        1.51%        5.36%       (0.11%)        0.31%
                                                ===========   ===========   ===========  ===========  ===========   ===========
Net assets, end of period ..................... $28,880,219   $33,317,334   $41,865,728  $41,710,384  $19,981,590   $10,201,057
                                                ===========   ===========   ===========  ===========  ===========   ===========
   RATIOS TO AVERAGE NET ASSETS(3):
   Expenses, including expense reimbursement ..        3.67%         2.87%         2.59%        2.46%        2.54%         0.17%
   Expenses, excluding expense reimbursement ..        2.90%         3.62%         3.14%        2.88%        4.39%         1.23%
   Net investment income (loss) ...............       (1.00%)       (0.58%)        0.82%        1.74%        1.35%         0.31%
   Portfolio turnover rate ....................       47.88%        46.57%        53.83%       25.92%       27.59%         0.00%

See accompanying notes to consolidated financial statements.

(1) Per share calculations are based on average shares outstanding during the period.

(2) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total return for partial year not annualized. Past performance is not a guarantee of future results.

(3) Ratios do not include expenses of Underlying Fund investments. Ratios for partial years are annualized.

Notes to Consolidated Financial Statements

September 30, 2009 (Unaudited)

(1) ORGANIZATION

Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005, and held its final closing on December 31, 2006 (the "Final Closing"). The Fund has elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to the investment advisory agreement, dated April 28, 2008, Aviva Investors North America, Inc. ("AINA"), an Iowa Corporation, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. Madison Harbor Capital Management LLC ("MHCM") was the Fund's adviser from January 28, 2005 through March 31, 2008 (see note 5). The Board of Directors (the "Board") has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds"). The Fund's investment period ended December 31, 2007 and the duration of the Fund is anticipated to be ten years from the Final Closing.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly. As of September 30, 2009, the Fund's investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP was made through MHBS-TRS.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") ACCOUNTING STANDARDS CODIFICATION

          The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

          Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

          GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of September 30, 2009.

     (B)  BASIS OF PRESENTATION

          The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

     (C)  USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the reported amounts of assets, liabilities, income and expenses in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     (D)  PRINCIPLES OF CONSOLIDATION

          The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). MHBS-TRS is 100% owned and controlled by the Fund. The Fund believes that the relationship between itself and MHBS-TRS as described above is such that MHBS-TRS is providing services to the Fund and consolidation is therefore appropriate.

     (E)  VALUATION

          FAIR VALUE MEASUREMENT--DEFINITION AND HIERARCHY

          The Fund adopted ASC 820 (formerly Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements"), as of November 8, 2007, which requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820 establishes a fair value hierarchy, which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

               - Level 1--Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment. Examples of assets utilizing Level 1 inputs are: most U.S. Government securities and money market securities.

               - Level 2--Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Examples of assets utilizing Level 2 inputs are: U.S. agency securities and collateralized mortgage obligations.

               - Level 3--Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Examples of assets utilizing Level 3 inputs are: private equity real estate funds.

          The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

          Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund's own assumptions are set to reflect those that market participants would use in pricing the asset at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2 or Level 2 to Level 3.

          U.S. GOVERNMENT SECURITIES AND MONEY MARKET SECURITIES. U.S. government securities and money market securities are valued using quoted market prices. Valuation adjustments are not applied. Accordingly, U.S. government securities are categorized in Level 1 of the fair value hierarchy.

          U.S. AGENCY SECURITIES. U.S. agency securities include collateralized mortgage obligations and are generally valued using quoted market prices or are benchmarked thereto. U.S. agency securities are categorized in Level 2 of the fair value hierarchy.

          INVESTMENTS IN PRIVATE EQUITY REAL ESTATE FUNDS. The Fund's investments in private equity real estate funds take the form of direct private investments in private equity real estate funds. The transaction price is used as the best estimate of fair value at inception. Thereafter, valuation is based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable company transactions, performance multiples and changes in market outlook, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the fair value is unobservable.

          Fair value is determined in good faith by the Board based upon relevant available information including valuations provided by the boards or managers of the Underlying Funds and other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair value as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

     (F)  INCOME AND EXPENSE RECOGNITION

          Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

          The Fund is responsible for and pays all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors' and officers' insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

          In the event that the expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees, offering costs, taxes and extraordinary items, and any expenses from MHBS-TRS, exceed 1.00% of the Fund's average month-end net asset value for the fiscal year (the "Expense Reimbursement Methodology"), the Adviser will reimburse the Fund for any such expenses incurred above that amount (the "Expense Reimbursement"). The Fund notes that its private placement memorandum stated that "in the event that [the Fund's] total ongoing operating expenses in any particular fiscal year of operations, excluding management fees, exceed 1.00% of [the Fund's] net asset value as determined at the end of that fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of [the Fund's] net asset value," (the "Stated Methodology"). In fact, the Stated Methodology was never employed, and the Expense Reimbursement Methodology has historically benefitted the Fund's shareholders, compared with the amount that would have been reimbursed to the Fund under the Stated Methodology. The Fund believes that the Expense Reimbursement Methodology represents the industry standard for fee reimbursements of this nature. However, when the value of the net assets of the Fund is declining, as it has been in the current market environment, the Expense Reimbursement Methodology would be less beneficial to Fund shareholders than the Stated Methodology.

          The total expenses of the Fund, excluding management fees, offering costs, taxes, expenses of the Fund's taxable REIT subsidiary and extraordinary items, for the six months ended September 30, 2009, amounted to $282,498 and the Expense Reimbursement for such period amounted to $122,500.

     (G)  INCOME TAXES

          The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and thereafter and it is management's intention to adhere to these requirements and maintain the Fund's REIT status.

          As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

          For the tax year ended December 31, 2008, MHBS-TRS incurred a net operating loss ("NOL") for federal income tax purposes of approximately $354,000 which is available for carry forward through 2028. The difference between the tax loss and the financial statement loss of MHBS-TRS of approximately $1,483,000 mainly relates to unrealized losses recognized for financial statement purposes. As of December 31, 2008, the cumulative NOL is approximately $842,000 which expires through 2028. For the tax years ended December 31, 2008, 2007 and 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the cumulative NOL to the extent that the cumulative NOL exceeds the unrealized gains on investments, if any.

          In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions deemed to meet the "more likely than not" threshold would be recorded as a tax benefit or expense in the current year. There was no impact to the Fund of adopting FIN 48 as of September 28, 2007. Management has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (2006, 2007, 2008) and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Interest and penalties on uncertain tax positions, should any be taken, will be classified as interest and other expense, respectively.

     (H)  DISTRIBUTIONS TO SHAREHOLDERS

          Distributions to shareholders are recorded on the declaration date.

     (I)  CASH AND CASH EQUIVALENTS

          The Fund considers cash in banks, obligations of the U.S. Government, commercial paper and deposits with financial institutions with maturities of three months or less when acquired and that can be liquidated without prior notice or penalty, to be cash and cash equivalents.

          The Fund currently maintains its cash balances with SEI Private Trust Company. The Fund has not experienced any losses on such accounts and does not believe it is exposed to any significant risk on cash and cash equivalents. From time to time, the Fund may, during the course of operations, maintain cash balances with financial institutions in excess of federally insured limits.

     (J)  RECENT ACCOUNTING PRONOUNCEMENTS

          In October 2008, the FASB issued FSP FAS No. 157-3, "DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE" ("FSP 157-3"). FSP 157-3 clarifies the application of FAS 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The issuance of FSP 157-3 did not have any impact on the Fund's determination of fair value for its financial assets.

          In April 2009, the FASB issued FSP FAS No. 157-4, "DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY" ("FSP 157-4"), which is effective for the Fund beginning April 1, 2009. FSP 157-4 affirms that the objective of fair value when the market for an asset or liability is not active is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FSP 157-4 provides guidance for estimating fair value when the volume and level of market activity for an asset or liability have significantly decreased and determining whether a transaction was orderly. FSP 157-4 applies to all fair value measurements when appropriate. The Fund does not believe that this guidance will have a significant impact on its financial position, cash flows, or disclosures.

(3) CAPITAL SHARE TRANSACTIONS

As of September 30, 2009, 300,000 shares of $0.0001 par value common stock were authorized.

Shares of the Fund's common stock were initially sold at a price of $1,000 per share. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund had its final closing on December 31, 2006. The Fund may, from time to time after the one-year anniversary of the Fund's Final Closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares. On November 2, 2007, the Fund commenced a tender offer for up to 2,060 of its issued and outstanding shares of common stock at a price of $921.49 per share. Pursuant to this tender offer, the Fund redeemed 120 shares for $110,579 during the year ended March 31, 2008. The Fund did not make a tender offer during the six months ended September 30, 2009, or for the year ended March 31, 2009, but did, at the discretion of the Board, make a repurchase of 35 shares for $35,455 from the estate of a deceased shareholder during the year ended March 31, 2009.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.500% and 0.650% of net asset value annually.

As of September 30, 2009, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

(4) INVESTMENTS

As of September 30, 2009, the Fund had committed an aggregate of $42,055,700 to 14 Underlying Funds. With the exception of one Underlying Fund, redemptions are not permitted and liquidity is available only to the extent that the Underlying Funds make distributions. Underlying Fund RREEF America III REIT, Inc. does permit redemptions but has indefinitely suspended redemptions. As of September 30, 2009, the unfunded commitment to Underlying Funds was $12,039,930.

Cost of investments in, and distributions received from, Underlying Funds, for the six months ended September 30, 2009, amounted to $1,121,674 and $286,438, respectively. Distributions received from Underlying Funds included recallable return of capital of $145,055 and non-recallable return of capital of $141,383. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to $6,368,320 and $7,196,142, respectively, for the six months ended September 30, 2009. At September 30, 2009, the original cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2009, net unrealized appreciation (depreciation) on investments in Underlying Funds and fixed-income securities amounted to ($11,624,746) and ($4,667), respectively.

FAIR VALUE MEASUREMENTS

The Fund's assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820. See Note 2 for a discussion of the Fund's policies regarding this hierarchy.

The following fair value hierarchy tables present information about the Fund's assets measured at fair value on a recurring basis as of September 30, 2009:

ASSETS MEASURED AT FAIR VALUE ON RECURRING BASIS AS OF SEPTEMBER 30, 2009

                                          QUOTED PRICES IN
                                         ACTIVE MARKETS FOR   SIGNIFICANT OTHER    SIGNIFICANT OTHER
                                          IDENTICAL ASSETS    OBSERVABLE INPUTS   UNOBSERVABLE INPUTS      BALANCE AS OF
                                              (LEVEL 1)           (LEVEL 2)            (LEVEL 3)        SEPTEMPTER 30, 2009
                                         ------------------   -----------------   -------------------   -------------------
ASSETS
Fixed Income Securities:
   Money Market Fund                          $322,881                    --                   --               322,881
   U.S agency securities and
   collateralized mortgage obligations              --           $11,626,942                   --            11,626,942
Private Equity Real Estate Funds                    --                    --          $17,064,131            17,064,131
                                              --------           -----------          -----------           -----------
TOTAL                                         $322,881           $11,626,942          $17,064,131           $29,013,954
                                              ========           ===========          ===========           ===========

CHANGES IN LEVEL 3 ASSETS MEASURED AT FAIR VALUE ON A RECURRING BASIS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009

                                                                                                       PURCHASE,
                                                                                   TOTAL REALIZED    SALES, OTHER
                                                                      UNREALIZED   AND UNREALIZED     SETTLEMENTS
                                       BEGINNING    REALIZED GAINS      GAINS           GAINS       AND ISSUANCES,      ENDING
                                        BALANCE       (LOSSES)(1)    (LOSSES)(1)     (LOSSES)(1)          NET          BALANCE
                                      -----------   --------------   -----------   --------------   --------------   -----------
ASSETS
   Private Equity Real Estate Funds   $20,318,787         $--        $(4,089,892)   $(4,089,892)       $835,236      $17,064,131
                                      ===========         ===        ===========    ===========        ========      ===========

(1) Realized and unrealized gains(losses) are included in net realized gains on investments and net changes in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

(5) INVESTMENT ADVISORY FEES

Pursuant to the investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, in advance, a management fee at an annualized rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments, and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the "Managed Account").

MHCM served as the Fund's investment adviser pursuant to an investment advisory agreement dated October 1, 2004 (the "Prior Advisory Agreement"). On August 15, 2007, Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to MHCM and the Fund, which effectuated the termination of the Prior Advisory Agreement by its assignment, as mandated by the terms of that Agreement and Section 15(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 17, 2007, the Fund's Board approved an interim investment advisory agreement (the "Interim Advisory Agreement") between MHCM and the Fund under the same terms and conditions as the Prior Advisory Agreement. In accordance with Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement provided for its automatic termination after 150 days if the shareholders of the Fund failed to approve a new investment advisory agreement.

On October 29, 2007, the Fund's Board approved a new advisory agreement (the "Proposed Advisory Agreement"), under which MHCM would serve pursuant to the same terms and conditions as in the Prior (and Interim) Advisory Agreement. The Proposed Advisory Agreement was not approved by the shareholders of the Fund within 150 days of the effective date of the Interim Advisory Agreement, and the Interim Advisory Agreement therefore expired on January 14, 2008.

Although the Fund paid the fees due under the Interim Advisory Agreement from August 17, 2007 through December 31, 2007, it was later determined that those fees should be recovered from MHCM pending the outcome of the shareholder vote described below, and MHCM repaid such fees to the Fund.

On March 31, 2008, MHCM terminated its services to the Fund and on April 1, 2008, AINA commenced providing services to the Fund and subsequently acquired the assets of Madison Harbor Capital, LLC, the parent of MHCM. MHCM's professionals subsequently joined AINA and integrated their operations.

On April 28, 2008, the Board, including a majority of the directors who are not "interested persons" of the Fund as defined under the 1940 Act, approved a new investment advisory agreement by and between the Fund and AINA (the "New Advisory Agreement") that contained the same terms and conditions as the Prior and Interim Advisory Agreements, subject to shareholder approval. The Fund held a special meeting on November 25, 2008, during which the New Advisory Agreement was approved.

Pursuant to the proposal approved by shareholders at the Fund's special meeting on November 25, 2008, regarding the payment of fees that would have been earned by MHCM and AINA during the period in which no written contracts were in place for such services, the Fund paid MHCM and AINA for services provided, net of the Expense Reimbursement, as follows:

GROSS MANAGEMENT FEE ALLOCATION     MHCM        AINA
-------------------------------   --------   ---------
   8/17/07 - 12/31/07             $217,330   $      --
   1/1/08 - 3/31/08                152,594          --
   4/1/08 - 6/30/08                     --     157,262
   7/1/08 - 9/30/08                     --     161,043
   10/1/08 - 12/31/08                   --     151,436
                                  --------   ---------
GROSS MANAGEMENT FEES              369,924     469,741
EXPENSE REIMBURSEMENT              (68,500)   (205,800)
                                  --------   ---------
NET MANAGEMENT FEES               $301,424   $ 263,941
                                  ========   =========

(6) ENGAGEMENT OF SUB-ADVISER

Prior to August 1, 2008, MHCM engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that had not yet been invested in Underlying Funds, (the "Managed Account"). As described above in Note 5, on August 15, 2007, the Prior Advisory Agreement terminated as a result of its assignment. In accordance with the terms of the sub-advisory agreement by and between MHCM and the Sub-Adviser (the "Prior Sub-Advisory Agreement"), the assignment of the Prior Advisory Agreement resulted in the termination of the Prior Sub-Advisory Agreement. The Fund's Board approved an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") on August 17, 2007, pursuant to the same terms and conditions as the Prior Sub-Advisory Agreement.

On October 29, 2007, the Fund's Board approved a new sub-advisory agreement (the "Proposed Sub-Advisory Agreement"), under which the Sub-Adviser would serve pursuant to the same terms and conditions as in the Prior (and Interim) Sub-Advisory Agreement. However, the Proposed Sub-Advisory Agreement was not approved by the shareholders of the Fund within the required 150 days of the effective date of the Interim Sub-Advisory Agreement, and that agreement therefore expired on January 14, 2008. Beginning January 1, 2008, the Sub-Adviser continued to serve without receiving any compensation.

Effective August 1, 2008, the Fund determined to no longer utilize an investment sub-adviser, and to instead have AINA manage the Managed Account itself. As a result, as of August 1, 2008, AINA retained the entire investment advisory fee, subject to shareholder approval of the New Advisory Agreement, a vote for which was held and approved at the Fund's special meeting on November 25, 2008.

Pursuant to the terms of the Prior and Interim Sub-Advisory Agreements, MHCM compensated the Sub-Adviser directly for its services. Pursuant to a proposal voted on and approved at the Fund's special meeting held on November 25, 2008, the Fund has paid MHCM and AINA, and MHCM and AINA has paid the Sub-Advisor, for the services provided during the period in which no written contracts were in place for such services.

(7) ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six months ended September 30, 2009, the Fund incurred Administration fees amounting to $89,000.

(8) DISTRIBUTIONS TO SHAREHOLDERS

The following distribution was declared by the Fund during the year ended March 31, 2009. There were no distributions declared during the six months ended September 30, 2009.

DECLARATION DATE   PAY DATE      RATE PER SHARE    TOTAL
----------------   -----------   --------------   -------
APRIL 30, 2008     MAY 2, 2008        $2.00       $82,170
                                      =====       =======

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America ("GAAP"). The primary reasons that differences may exist between the Fund's tax-basis versus GAAP-basis net investment income are: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes; and (3) differing tax and GAAP year ends (December 31, and March 31, respectively). These differences are temporary in nature.

Distributions paid to shareholders during the year ended March 31, 2009 were classified as a return of capital for federal income tax reporting purposes.

For the six months ended September 30, 2009, and the year ended March 31, 2009, the Fund had no distributable earnings.

(9) CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In November 2008, the Company's previous independent registered public accounting firm resigned because it was not independent with respect to the Company's new investment advisor, AINA. Eisner LLP was selected by the Company as its new independent registered public accounting firm, and that selection was recommended by the Company's Audit Committee and approved by the Board of Directors.

The reports on the financial statements audited by the previous independent registered public accounting firm for the years ended March 31, 2006, 2007 and 2008, and for the period from January 28, 2005 (commencement of operations) to March 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and the previous independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the independent registered public accounting firm, would have caused that firm to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

(10) SUBSEQUENT EVENTS

Subsequent to September 30, 2009, the following capital calls were funded:

UNDERLYING FUND                           AMOUNT          DATE
---------------                          --------   -----------------
LEGACY PARTNERS REALTY FUND II, LLC      $ 10,078   OCTOBER 9, 2009
THOR URBAN PROPERTY FUND II, INC.          74,278   OCTOBER 15, 2009
KEYSTONE PROPERTY FUND II                 125,000   NOVEMBER 2, 2009
FIVE ARROWS REALTY SECURITIES IV, L.P.     29,217   NOVEMBER 10, 2009

Primary Strategies Implemented by Underlying Funds

                                                   FIVE
                              BARROW    EXETER    ARROWS  GUARDIAN  HARRISON  KEYSTONE  LEGACY
                                III   INDUSTRIAL    IV       II      STREET      II        I
                              ------  ----------  ------  --------  --------  --------  ------
    INVESTMENT STRATEGY
         CORE PLUS                                            X
         VALUE-ADD               X         X         X        X                   X        X
       OPPORTUNISTIC             X                                      X         X
         MEZZANINE
         FOOTPRINT
          REGIONAL                         X                  X                   X        X
          NATIONAL               X                   X                  X
       PROPERTY TYPES
           OFFICE                X                   X        X                   X        X
           RETAIL                                    X
        MULTI-FAMILY             X
         INDUSTRIAL                        X         X                            X
        HOTEL/RESORT             X                   X
   RESEARCH & DEVELOPMENT                                                                  X
            LAND
         SPECIALTY                                   X                  X
   CONTRIBUTION TO VALUE
OPERATOR / ACTIVE MANAGEMENT               X                  X                   X        X
    ALLOCATOR OF CAPITAL         X                   X                  X
           LENDER
     AGGRESSIVE LEASING                    X                  X         X         X        X
  MINOR COSMETIC UPGRADES                  X                  X         X         X        X
       REDEVELOPMENT             X         X                            X         X        X
        DEVELOPMENT              X         X                            X         X        X
OPERATING COMPANY INVESTING                          X
    FOR-SALE STRATEGIES          X
EXTERNAL OPPORTUNITY DRIVERS
   INDUSTRY CONSOLIDATION                                     X                            X
       MARKET TIMING                       X                                               X
     REPLACEMENT COSTS           X         X                  X         X         X        X
 INADEQUATE CAPITALIZATION       X         X         X                  X
    ASSET LEVEL DISTRESS         X         X                                      X        X
   MARKET LEVEL DISTRESS                                                                   X

                                       LEGG                     THOR                  URBAN
                              LEGACY  MASON  PARMENTER  RREEF  URBAN  TRANSWESTERN  AMERICAN
                                II      II      III      III     II        II          II
                              ------  -----  ---------  -----  -----  ------------  --------
    INVESTMENT STRATEGY
         CORE PLUS
         VALUE-ADD               X               X        X      X                      X
       OPPORTUNISTIC                                             X
         MEZZANINE                      X                                   X
         FOOTPRINT
          REGIONAL               X               X                                      X
          NATIONAL                      X                 X      X          X
       PROPERTY TYPES
           OFFICE                X      X        X        X                 X
           RETAIL                                         X      X          X
        MULTI-FAMILY                    X                 X                 X           X
         INDUSTRIAL              X      X                 X
        HOTEL/RESORT                    X                                   X
   RESEARCH & DEVELOPMENT        X
            LAND                                          X
         SPECIALTY                      X                 X
   CONTRIBUTION TO VALUE
OPERATOR / ACTIVE MANAGEMENT     X               X        X      X                      X
    ALLOCATOR OF CAPITAL                                  X
           LENDER                       X                                   X
     AGGRESSIVE LEASING          X               X        X      X                      X
  MINOR COSMETIC UPGRADES        X               X        X      X                      X
       REDEVELOPMENT             X               X        X      X
        DEVELOPMENT              X               X        X      X
OPERATING COMPANY INVESTING
    FOR-SALE STRATEGIES                                                     X
EXTERNAL OPPORTUNITY DRIVERS
   INDUSTRY CONSOLIDATION        X
       MARKET TIMING             X               X               X
     REPLACEMENT COSTS           X               X        X      X                      X
 INADEQUATE CAPITALIZATION              X                        X          X           X
    ASSET LEVEL DISTRESS         X               X        X      X                      X
   MARKET LEVEL DISTRESS         X                        X

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations--as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund's life. This phenomenon, known as the "J-Curve", is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to "turn the corner" and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.

                  J-Curve Phenomenon--Hypothetical Illustration
                                (Graphic Omitted)

Management Team and Independent Directors(1)

Senior Management Team

EDWARD M. CASAL, 52, President, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Fund. Mr. Casal is also the Chief Investment Officer and Chairman of the Global Real Estate Multi-Manager Group of Aviva Investors. Mr. Casal has over 26 years of broad experience in real estate and corporate finance at Madison Harbor Capital, UBS, Dillon, Read & Co. and Goldman, Sachs & Co. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

RUSSELL H. BATES, 42, Executive Vice President. Mr. Bates also serves as Portfolio Manager and serves on the Global Investment Committee of the Real Estate Multi-Manager Group of Aviva Investors. Mr. Bates has 15 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

Independent Directors of the Fund

CYDNEY C. DONNELL, 49, is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell holds a directorship at American Campus Communities., Inc. and serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

STANLEY R. PERLA, CPA, 66, has recently joined Cornerstone Accounting Group from Vornado Realty Trust where he was Vice President and Director of Internal Audit. Prior to Vornado Realty Trust, Mr. Perla was a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla holds a directorship at American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

LELAND R. SPEED, 77, serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the nominating and Compensation Committee of the Fund.

----------
(1) All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund's most recently filed Form N-CSR, which is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(AVIVA INVESTORS LOGO)

Madison Harbor Balanced Strategies, Inc.
The Chrysler Building
405 Lexington Avenue, 47th Floor
New York, NY 10174-4700

FOR MORE INFORMATION,
PLEASE CALL 212.380.5500

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities, to vote proxies.

ITEM 2.    CODE OF ETHICS.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There was no change in Portfolio Managers during the period.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares or any other units of any class of the registrant's equity securities that are registered by the registrant pursuant to
Section 12 of the Securities Exchange Act of 1934 (15 U.S.C. 781).

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


                                        By  /s/ Edward M. Casal
                                            -----------------------
                                            Edward M. Casal
                                            Chief Executive Officer


Date: December 7, 2009




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



                                        By  /s/ Edward M. Casal
                                            -----------------------
                                            Edward M. Casal
                                            Chief Executive Officer
Date: December 7, 2009




                                        By  /s/ Michael Fortier
                                            -----------------------
                                            Michael Fortier
                                            Chief Financial Officer

Date: December 7, 2009